RMB FUNDS
RMB Japan Fund
Class I Ticker RMBPX
Investor Class (not available for purchase)

Supplement dated December 26, 2024 to the
Statutory Prospectus and Summary Prospectus dated May 1, 2024, as previously supplemented

This supplement replaces and supersedes the supplement dated December 16, 2024 in order to correct a scrivener's error with respect to the Liquidation Date (defined below) which is February 19, 2025.
Effective December 17, 2024, the RMB Japan Fund (the “Fund”) is closed to additional investment. Curi RMB Capital, LLC, the investment adviser to the Fund (the “Adviser”), has recommended, and the Board of Trustees of the RMB Investors Trust has approved, the liquidation and termination of the Fund. The liquidation is expected to occur after the close of business on or before February 19, 2025 (“Liquidation Date”). Prior to the Liquidation Date, shareholders of the Fund may redeem their shares or exchange their shares for shares of another RMB Investors Trust fund. Any shares of the Fund which have not been redeemed or exchanged prior to the Liquidation Date will be automatically redeemed at their net asset value per share.
The Fund’s Adviser will no longer be actively investing the Fund’s assets in accordance with the Fund’s investment objective and policies. As a result, the Fund will no longer be pursuing its stated investment objective.
The liquidation of the Fund, like any redemption of Fund shares, will constitute an event upon which a gain or loss may be recognized for state and federal income tax purposes, depending on the type of account and the adjusted cost basis of your shares.
If you hold your shares in an IRA account, you generally have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA account and maintain their tax-deferred status. You must notify the Fund or your financial advisor prior to the Liquidation Date of your intent to reinvest your IRA account to avoid withholding deductions from your proceeds. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.
Please contact the Fund at (800) 462-2392 or your financial advisor if you have questions or need assistance.
Please retain this Supplement with the Statutory Prospectus and Summary Prospectus.